UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 18, 2007


                                SHEERVISION, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-27629                 23-2426437
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

4030 Palos Verdes Drive N., Suite 104, Rolling Hills, CA               90274
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        (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (310) 265-8918



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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 18, 2007, the registrant entered into a consulting agreement with Mark Taggatz (the "CONSULTANT") for the provision of investor and public relations services by the Consultant. In consideration for Consultant's services, the Consultant is entitled to $5000 per month for the twelve month term of the agreement, unless terminated sooner. In addition, the registrant agreed to cause Suzanne Lewsadder and Jeffery Lewsadder, its Chief Executive Officer and President, respectively, and beneficial holders of a majority of the outstanding common stock of the registrant, to transfer an aggregate of 306,000 shares of the registrant's common stock to the Consultant.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits

         10.1 Investor and Public Relations Consulting Agreement dated April 18, 2007 between the registrant and Mark Taggatz.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: April 23, 2007


                                    SHEERVISION, INC.

                                    By:  /s/ Suzanne Lewsadder
                                        ----------------------------------------
                                    Name:  Suzanne Lewsadder
                                    Title: President and Chief Executive Officer